                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




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
Date of report (Date of earliest event reported)   December 7, 1998  (November 24, 1998)
                                                   ------------------------------------
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                          RENTAL SERVICE CORPORATION
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



       DELAWARE                        000-21237                 33-0569350
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation)                                           Identification No.)



6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona            85254
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)

                                (602) 905-3300
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

      On November 24, 1998, Rental Service Corporation amended its Second Amended and Restated Credit Agreement (the "Bank Facility"), which included a $500.0 million revolving line of credit (the "Revolver") and a $100.0 million term loan. The Bank Facility was amended to, among other things, (i) increase the availability under the Revolver to $650.0 million; (ii) increase the interest rate margins by 0.50%; (iii) increase the allowed levels of capital expenditures and investments to $335.0 million in 1998, $325.0 million in each of 1999 and 2000, $400.0 million in 2001, $525.0 million in 2002, $625.0 million in 2003 and $725.0 million in 2004 (plus amounts reinvested from asset sales);
(iv) adjust certain financial and other covenants, including the minimum interest coverage and maximum total debt to EBITDA ratios; (v) increase the allowed level of acquisitions to $300.0 million plus the net cash proceeds from any equity or permitted subordinated debt offerings completed during the term of the Bank Facility; (vi) increase the commitment fee to 0.50% of the unused commitment, with reductions available based on the achievement of specified total debt to EBITDA ratios; and (vii) extend the maturity date of the Revolver to November 24, 2003. A copy of the amendment is attached as an exhibit to this Current Report on Form 8-K, and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Businesses Acquired

           None

         (b)  Pro Forma Financial Information

           None

         (c)  Exhibits


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
            Exhibit Number                       DESCRIPTION
            --------------      -----------------------------------------------
                 10.1           Fourth Amendment to Second Amended and Restated
                                Credit Agreement, dated as of November 24, 1998.
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                                       2

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    RENTAL SERVICE CORPORATION
                                                   ----------------------------
                                                            (Registrant)


Date: December 7, 1998                        By:     /s/ Robert M. Wilson
                                                   ----------------------------
                                                      Robert M. Wilson
                                                      Executive Vice President
                                                      and Chief Financial
                                                      Officer

                                 EXHIBIT INDEX



     EXHIBIT NUMBER                            Description
     ---------------         ----------------------------------------------
          10.1               Fourth Amendment to Second Amended and Restated
                             Credit Agreement, dated as of November 24, 1998.


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